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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

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                                    Form 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 4, 1996
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                             ARCO CHEMICAL COMPANY
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



              1-9678                                     51-0104393
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     (Commission File Number)                (IRS Employer Identification No.)



       3801 West Chester Pike, Newtown Square, Pennsylvania  19073-2387
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             (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: (610)359-2000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On December 4, 1996, ARCO Chemical Company (the "Company") announced that it completed the purchase of substantially all of the assets of Olin Corporation's toluene diisocyanate ("TDI") and aliphatic diisocyanate ("ADI") businesses for $565 million. With this transaction, the Company acquired Olin's TDI and ADI facilities at Lake Charles, Louisiana, along with related patents and process technologies. The Company funded the purchase with cash on hand and short term debt. The Company intends to continue to operate the TDI and ADI businesses. The foregoing information is qualified in its entirety by reference to the Asset Purchase Agreement, dated October 9, 1996, between the Company and Olin Corporation and Amendment No. 1, dated December 4, 1996, to the Asset Purchase Agreement, which are filed as Exhibits 2.1 and 2.2 to this Report. See also the copy of the Company's Press Release which is filed as Exhibit 99 to this Report.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

      2.1 Asset Purchase Agreement, dated October 9, 1996, between ARCO Chemical Company and Olin Corporation.

      2.2 Amendment No. 1, dated December 4, 1996, to the Asset Purchase Agreement between ARCO Chemical Company and Olin Corporation.

      99    Press Release, dated December 4, 1996.

                                      -2-
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ARCO CHEMICAL COMPANY



                                      /s/ John A. Shaw
                                      -------------------------------
                                      John A. Shaw
                                      Vice President
                                      and Controller



December 17, 1996

                                      -3-

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                                 EXHIBIT INDEX



Exhibit
Number                            Description
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  2.1              Asset Purchase Agreement, dated October 9, 1996, between
                   ARCO Chemical Company and Olin Corporation

  2.2 Amendment No. 1, dated December 4, 1996, to the Asset Purchase Agreement between ARCO Chemical Company and Olin Corporation

  99               Press Release, dated December 4, 1996